SUPPLEMENT TO:

Calvert Income Fund

Calvert Short Duration Income Fund

Prospectus dated: January 31, 2004

Date of this Supplement: August 13, 2004

The following supplements the information in the above prospectus under "Exhibit A".

There is no sales charge on shares purchased by the District of Columbia.